Critical accounting estimates and judgment in applying accounting policies	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Critical accounting estimates and judgment in applying accounting policies
3 Critical accounting estimates and judgment in applying accounting policies
Application of the accounting policies in the preparation of the financial statements requires management to apply judgment involving assumptions and estimates concerning future results or other developments, including the likelihood, timing or amount of future transactions or events. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, deferred policy acquisition costs (please refer to paragraph 2.13), value of business acquired and other purchased intangible assets (please refer to paragraph 2.6), goodwill (please refer to paragraph 2.6), policyholder claims and benefits (please refer to paragraph 2.29), insurance guarantees (please refer to paragraph 2.19), pension plans (please refer to paragraph 2.22), income taxes (please refer to paragraph 2.24) and the potential effects of resolving litigation matters (please refer to paragraph 2.25). Accounting policies that are critical to the financial statement presentation and that require complex estimates or significant judgment are described in the following sections.
Uncertainty resulting from
COVID-19
During 2020 the world saw substantial disruption caused by the
COVID-19
pandemic. Alongside related market volatility and impacts on mortality and morbidity, there continued to be general uncertainty with respect to how the pandemic would play out and what the resulting economic consequences might be.
While some lines of business saw lower premiums and deposits and higher incurred claims over the course of 2020, Aegon currently believes there is insufficient credible experience with which to update actuarial assumptions for
COVID-19
specifically. In certain businesses, Aegon has incurred losses related to
COVID-19.
In the Americas, Aegon recorded unfavorable life mortality results of EUR 110 million which can be specifically attributed to
COVID-19
based on the cause of death reported on the death certificate. However, actual
COVID-19
related deaths were likely higher as not all of the deceased were tested for
COVID-19
and/or were reported as
COVID-19
deaths.
Aegon experienced positive morbidity results in its Long Term Care (LTC) block during 2020, a portion of which is believed to have been driven by
COVID-19.
Elevated claim terminations among customers in LTC facilities, some of which was likely caused by
COVID-19,
led to greater releases of reserves than expected. At the same time, there was a material decrease in the number of new LTC claims which may have been driven by the fear of
COVID-19.
However, there is a likelihood that as the
COVID-19
pandemic situation improves, there may be an increase in these eligible, but currently deferred claims. As a result, Aegon has established an additional, Incurred But Not Reported, liability of EUR 34 million as of year end.
Impairment losses were higher than in previous reporting periods which was mainly driven by
COVID-19
impacts. Impairment assessments were performed, and as a result of the uncertainty in the market and adverse impact of
COVID-19,
Aegon recorded impairments primarily in the energy, energy maintenance technologies, and communications sectors (refer to note 15 Impairment charges/(reversals) for more details). Allowance for credit losses on consumer loan portfolios and other asset classes remained low. In certain cases, customers could defer payments for three to six months. Throughout 2020 there were no significant contract modifications that would have led to the derecognition of the original asset or the establishment of an additional liability due to
COVID-19.
Revised sales and earnings projections have been considered in the periodic impairment assessment of non-financial
assets, which has led to the
write-off
of EUR 14 million customer-related intangibles.
As part of its normal process, Aegon has updated its sensitivity analysis for the impact of changes in financial assumptions on its IFRS equity and net income included in note 4 Financial risks.
Overall there were no significant impacts from
COVID-19
on
Level-III
measurements. Note 44 Fair value, provides additional information on the fair valuation methods and assumptions applied, as well as movements or transfers in fair value hierarchy.
The COVID-19
pandemic had a negative impact on the Group Solvency II ratio as a result of negative market and underwriting impacts. Negative market impacts are mainly caused by a sharp decrease in interest rates, compounded by negative credit variances partly caused by widening of mortgage spreads. The higher mortality related to
COVID-19
in Americas resulted in a negative underwriting result partly offset by better results on LTC. As part of its normal process, Aegon has updated its sensitivity analysis for the impact of economic and non-economic
assumptions on its Solvency II ratio included in the Capital and liquidity management section.

Management’s assessment of going concern
The consolidated financial statements of Aegon have been set up assuming a going concern basis of accounting based on the reasonable assumption that the Company is, and will be, able to continue its normal course of business in the foreseeable future. Relevant facts and circumstances relating to the consolidated financial position on December 31, 2020, were assessed in order to reach the going concern assumption. The main areas assessed are the financial performance, capital adequacy, financial position and flexibility, liquidity, ability to access capital markets, leverage ratios and the level of cash capital in the holding. Considering all these areas management concluded that the going concern assumption for Aegon is appropriate in preparing the consolidated financial statements.
Valuation of assets and liabilities arising from life insurance contracts
The valuation of certain assets and liabilities arising from insurance contracts is developed using complex valuation models. The liability for life insurance contracts with guaranteed or fixed account terms is either based on current assumptions, on the assumptions established at inception of the contract, reflecting the best estimates at the time increased with a margin for adverse deviation, or on the valuation assumptions (historical cost), without risk margin. All contracts are subject to liability adequacy testing which reflects management’s current estimates of future cash flows (including investment returns). To the extent that the liability is based on current assumptions, a change in assumptions will have an immediate impact on the income statement. Also, if a change in assumption results in not passing the liability adequacy test, the entire deficiency is recognized in the income statement. To the extent that the deficiency relates to unrealized gains and losses on available-for-sale
investments, the additional liability is recognized through other comprehensive income in the related revaluation reserve in shareholders’ equity.
Aegon the Netherlands, as required locally, adjusts the outcome of the liability adequacy test for the difference between the fair value and the book value of the assets that are measured at amortized cost in the statement of financial position. Mortgage loans is the primary asset class for which the difference between the fair value and the book value of assets impacts the LAT. For details on the fair value (measurement) of Aegon’s assets and liabilities, please refer to note 44 Fair value.
Some insurance contracts without a guaranteed or fixed contractual term contain guaranteed minimum benefits. Depending on the nature of the guarantee, it may either be bifurcated and presented as a derivative, or be reflected in the value of the insurance liability in accordance with local accounting principles. Given the dynamic and complex nature of these guarantees, stochastic techniques under a variety of market return scenarios are often used for measurement purposes. Such models require management to make numerous estimates based on historical experience and market expectations. Changes in these estimates will immediately affect the income statement.
In addition, certain acquisition costs related to the sale of new policies and the purchase of policies already in force are recorded as DPAC and VOBA assets respectively, and are amortized to the income statement over time. If the assumptions relating to the future profitability of these policies are not realized, the amortization of these costs could be accelerated and may require write-offs due to unrecoverability.
Actuarial and economic assumptions
The main assumptions used in measuring DPAC, VOBA and the liabilities for life insurance contracts with fixed or guaranteed terms relate to mortality, morbidity, investment return and future expenses. Depending on local accounting principles, surrender, lapse, and utilization rates may be considered.
Mortality tables applied are generally developed based on a blend of company experience and industry wide studies, taking into consideration product characteristics, own risk selection criteria, target market and past experience. Mortality experience is monitored through regular studies, the results of which are fed into the pricing cycle for new products and reflected in the liability calculation when appropriate. For contracts insuring survivorship or mortality, allowance may be made for further longevity or mortality improvements. Morbidity assumptions are based on own claims severity and frequency experience, adjusted where appropriate for industry information.
Investment assumptions are prescribed by the local regulator, market observable or based on management’s future expectations. In the latter case, the anticipated future investment returns are set by management on a countrywide basis, considering available market information and economic indicators. A significant assumption related to estimated gross profits on variable annuities and variable life insurance products in the United States and some of the smaller countries, is the annual long-term growth rate of the underlying assets. The reconsideration of this assumption may affect the original DPAC or VOBA amortization schedule, referred to as DPAC or VOBA unlocking. The difference between the original DPAC or VOBA amortization schedule and the revised schedule, which is based on actual and estimates of future gross profits, is recognized in the income statement as an expense or a benefit in the period of determination.
Assumptions on future expenses are based on the current level of expenses, adjusted for expected expense inflation if appropriate. In Aegon the Netherlands, the expense basis makes an allowance for planned future cost savings, which are included in the liability adequacy test.
Surrender and lapse rates depend on product features, policy duration and external circumstances such as the interest rate environment and competitor behavior. For policies with account value guarantees based on equity market movements, a dynamic lapse assumption is utilized to reflect policyholder behavior based on whether the guarantee is in the money. Own experience, as well as industry published data, are used in establishing assumptions. Lapse experience is correlated to mortality and morbidity levels, as higher or lower levels of surrenders may indicate future claims will be higher or lower than anticipated. Such correlations are accounted for in the mortality and morbidity assumptions based on the emerging analysis of experience.
Actuarial assumption and model updates
Assumptions are reviewed periodically in the second quarter for the US and in the fourth quarter for Europe and Asia, based on historical experience, observable market data, including market transactions such as acquisitions and reinsurance transactions, anticipated trends and legislative changes. Similarly, the models and systems used for determining our liabilities are reviewed periodically and, if deemed necessary, updated based on emerging best practices and available technology.
During 2020, Aegon implemented actuarial assumption and model updates resulting in a net EUR 580 million charge to income before tax (2019: EUR 196 million charge). This is mainly related to Aegon’s businesses in the Americas and the Netherlands. Assumption changes and model updates in the Americas led to a net negative impact of EUR 805 million. This reflects a charge of EUR 460 million related to the lowering the long-term interest rate assumption and the corresponding adjustment of the separate account bond return assumptions. During 2020, the long-term interest assumption was assumed to have a grading over 10 years to 2.75%, which was a change from the previous assumption during 2018 and 2019 of a grading over 10 years to 4.25%.
Non-economic
assumption changes resulted in a charge of EUR 345 million, mainly related to Universal Life premium persistency and an increase in mortality rate assumptions, as well as lowering the morbidity improvement assumption for Long-Term Care from 1.5% per year for the next 15 years to 0.75% for the same period. Assumption changes and model updates in the Netherlands led to a favorable impact of EUR 225 million mainly related to favorable longevity assumption changes, partially offset by adverse impacts from mortgage prepayment model and expense assumption updates.
For the years 2018 through 2020, Aegon kept its long-term equity market return assumption for the estimated gross profits on variable life and variable annuity products in the Americas at 8%. The long term credit spread assumption, net of assumed defaults and expenses, on our most common corporate bonds is 114bps.
The 90-day
Treasury yield was 0.15%, 1.55% and 2.37% at December 31, 2020, 2019 and 2018 respectively. During 2020 the
90-day
Treasury yield was assumed to have a uniform grading over 10 years to 1.5%, which was a change from the assumption during 2018 and 2019 of grading over 10 years to 2.5%. On a quarterly basis, the estimated gross profits are updated for the difference between the estimated market return and the actual market return.
Sensitivities
Please note that the sensitivities listed in the disclosures below represent sensitivities to Aegon’s position at the balance sheet date for the respective years. The sensitivities reflect single shocks where other elements remain unchanged. Real world market impacts (e.g. lower interest rates and declining equity markets) may happen simultaneously which can lead to more severe combined impacts and may not be equal to the sum of the individual sensitivities presented in the disclosure.
Sensitivity on variable annuities and variable life insurance products in the United States
A 1% decrease in the expected long-term equity growth rate with regard to Aegon’s variable annuities and variable life insurance products in the United States would result in a decrease in DPAC and VOBA balances and reserve strengthening of approximately EUR 108 million (2019: EUR 111 million). The DPAC and VOBA balances for these products in the United States amounted to EUR 2.4 billion at December 31, 2020 (2019: EUR 2.7 billion).
A relative increase of 10% to the mortality assumption, dependent on product and characteristics of the block of business, would reduce net income by approximately EUR 124 million (2019: EUR 204 million). A relative 20% increase in the lapse rate assumption would increase net income by approximately EUR 89 million (2019: EUR 126 million).

Any reasonably possible changes in the other assumptions Aegon uses to determine EGP margins (i.e. maintenance expenses) would reduce net income by less than EUR 11 million (2019: EUR 13 million).
Sensitivity on long term care (LTC) products in the United States
After tax sensitivities of significant product liability assumptions on the LTC IFRS after-tax
Gross Present Value Reserve (GPV) are indicated below. The GPV is the liability as determined on a best estimate assumption basis. The morbidity improvement assumption for Long-Term Care has been lowered from 1.5% to 0.75% per year for the next 15 years.
A 5% increase in the utilization rates with regard to Aegon’s LTC products would result in a GPV increase of approximately EUR 186 million (2019: EUR 178 million). A 5% decrease in the utilization rates with regard to Aegon’s LTC products would result in a GPV decrease of approximately EUR 193 million (2019: EUR 178 million).
Removing the morbidity improvement assumption, which is a component of the utilization assumption, would result in a GPV increase of approximately EUR 278 million (2019: EUR 535 million), of which EUR 173 million (2019: EUR 445 million) relates to the loss recognition block.
Reducing expected mortality by 10% would result in a GPV increase of approximately EUR 113 million (2019: EUR 89 million). Increasing expected mortality by 10% would result in a GPV decrease of approximately EUR 105 million (2019: EUR 89 million).
Removing future mortality improvement would result in a GPV decrease of approximately EUR 99 million (2019: EUR 89 million).
Sensitivity on liability adequacy test (LAT) in the Netherlands
At December 31, 2020 the liability adequacy test (LAT) of Aegon the Netherlands resulted in a deficiency. The LAT assesses the adequacy of the insurance liabilities by comparing them to their fair value. Aegon the Netherlands adjusts the outcome of the LAT for certain unrealized gains in the bond portfolio (shadow loss recognition) and certain differences between the fair value and the book value of assets measured at amortized cost, mainly residential mortgages. Please also refer to Note 2.19f Liability adequacy testing for further details on the accounting policy.
The LAT deficit per December 31, 2020 in Aegon the Netherlands amounted to EUR 7.0 billion (2019: EUR 5.1 billion), which was partially offset by the shadow loss recognition of EUR 4.5 billion (2019: EUR 3.4 billion), resulting in a net deficit of EUR 2.5 billion (2019: EUR 1.7 billion).
During 2020, the LAT deficit of Aegon the Netherlands worsened from EUR 1.7 billion to EUR 2.5 billion, which led to the recognition of additional insurance contracts liabilities per December 31, 2020 of EUR 0.8 billion. The LAT deficit was negatively impacted by the impact of lower interest rate of EUR 1.5 billion (2019: EUR 1.3 billion) and adverse credit spread movements (widening mortgage spreads, tightened liquidity premium) of EUR 0.3 billion (2019: EUR 0.8 billion). This was partly offset by other favorable impacts (model and assumption updates and portfolio changes) totaling EUR 1.0 billion (2019: EUR 0.2 billion negative).
During 2019 the outcome of the liability adequacy test in Aegon the Netherlands triggered a review of the existing sensitivities. As a result, starting from 2019, Aegon discloses sensitivities on interest rate, bond credit spread, mortgage spread and liquidity premium assumptions to assess the impact on the LAT test, without taking into account the impact of shadow loss recognition.
The results are indicated below:
An increase of 100 bps in interest rate would result in a decrease in LAT deficit of EUR 3.9 billion (2019: EUR 3.5 billion). A decrease of 100 bps would result in an increase in LAT deficit of approximately EUR 5.2 billion (2019: EUR 4.7 billion).
An increase of 50 bps in bond credit spread would lead to an increase in LAT deficit of EUR 0.2 billion (2019: EUR 0.2 billion). A decrease of 50 bps would result in a decrease in LAT deficit of EUR 0.3 billion (2019: EUR 0.2 billion).
An increase of 50 bps in mortgage spread would result in an increase in LAT deficit of EUR 0.6 billion (2019: EUR 0.6 billion). A decrease of 50 bps would result in a decrease in LAT deficit of EUR 0.6 billion (2019: EUR 0.6 billion).
An increase of 5 bps in liquidity premium would lead to a decrease in LAT deficit of EUR 0.2 billion. A decrease of 5 bps would result in an increase in LAT deficit of EUR 0.2 billion.

Given the LAT deficit at December 31, 2020, the above mentioned results would be reflected directly in the income statement. This impact on the income statement will be partially offset by the application of shadow loss recognition, triggered by the interest rate shock.
Determination of fair value and fair value hierarchy
The following is a description of Aegon’s methods of determining fair value, and a quantification of its exposure to assets and liabilities measured at fair value.
Fair value is defined as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions (i.e. an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability). A fair value measurement assumes that the transaction to sell the asset or transfer the liability takes place either:
◆	In the principal market for the asset or liability; or
◆	In the absence of a principal market, in the most advantageous market for the asset or liability.
Aegon uses the following hierarchy for measuring and disclosing of the fair value of assets and liabilities:
◆	Level I: quoted prices (unadjusted) in active markets for identical assets or liabilities that Aegon can access at the measurement date;
◆	Level II: inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices of identical or similar assets and liabilities) using valuation techniques for which all significant inputs are based on observable market data; and
◆	Level III: inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs) using valuation techniques for which any significant input is not based on observable market data.
The best evidence of fair value is a quoted price in an actively traded market. In the event that the market for a financial instrument is not active or quoted market prices are not available, a valuation technique is used.
The degree of judgment used in measuring the fair value of assets and liabilities generally inversely correlates with the level of observable valuation inputs. Aegon maximizes the use of observable inputs and minimizes the use of unobservable valuation inputs when measuring fair value. Financial instruments, for example, with quoted prices in active markets generally have more pricing observability and therefore less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment.
The assets and liabilities categorization within the fair value hierarchy is based on the lowest input that is significant to the fair value measurement.
An active market is one in which transactions for the asset or liability take place with sufficient frequency and volume to provide pricing information on an ongoing basis. The judgment as to whether a market is active may include, although not necessarily determinative, lower transaction volumes, reduced transaction sizes and, in some cases, no observable trading activity for short periods. In inactive markets, assurance is obtained that the transaction price provides evidence of fair value or it is determined that adjustments to transaction prices are necessary to measure the fair value of the instrument.
The majority of valuation techniques employ only observable market data, and so the reliability of the fair value measurement is high. However, certain assets and liabilities are valued on the basis of valuation techniques that feature one or more significant market inputs that are unobservable and, for such assets and liabilities, the derivation of fair value is more judgmental. An instrument is classified in its entirety as valued using significant unobservable inputs (Level III) if, in the opinion of management, a significant proportion of the instrument’s carrying amount is driven by unobservable inputs. ‘Unobservable’ in this context means that there is little or no current market data available from which to determine the price at which an at arm’s length transaction would be likely to occur. It generally does not mean that there is no market data available at all upon which to base a determination of fair value. Additional information is provided in the table headed ‘Effect of changes in significant unobservable assumptions to reasonably possible alternatives’ in note 44 Fair Value. While Aegon believes its valuation techniques are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain instruments (both financial and non-financial)
could result in a different estimate of fair value at the reporting date.

The valuation techniques applied to financial instrument affected by IBOR reforms remain consistent with those of other market participants, and the uncertainty on the outcome of the reforms has not affected the classification of the instruments.
To operationalize Aegon’s fair value hierarchy, individual instruments (both financial and non-financial)
are assigned a fair value level based primarily on the type of instrument and the source of the prices (e.g. index, third-party pricing service, broker, internally modeled). Periodically, this logic for assigning fair value levels is reviewed to determine if any modifications are necessary in the context of the current market environment.